                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported): March 31, 2003
                                (March 26, 2003)

                                   P-COM, INC.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                      0-25356                 59-1834763
  (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


    3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA     95008
              (Address of Principal Executive Offices)  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (408) 866-3666




          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events.

P-Com, Inc. entered into a Securities Purchase Agreement, dated March 26, 2003, with DMG Legacy Fund LLC, DMG Legacy Institutional Fund LLC and DMG International Ltd. (collectively the "Investors") for the issuance and sale by P-Com of convertible secured promissory notes in the aggregate principal amount of $1,500,000 and four series of warrants to purchase an aggregate of up to 6,000,000 shares of P-Com's common stock. The purchase price for these securities was $1,500,000. Pursuant to a Registration Rights Agreement, dated March 26, 2003, P-Com has agreed to register the resale of these securities and the underlying shares of common stock. Pursuant to a Security Agreement, dated March 26, 2003, P-Com has granted to the Investors a subordinated security interest in its assets to secure its obligations under the Securities Purchase Agreement, the convertible secured promissory notes, the warrants, and the Registration Rights Agreement.

P-Com entered into a Note Purchase Agreement with Speedcom Wireless Corporation, dated March 26, 2003, for the purchase by P-Com of a convertible promissory note issued by Speedcom Wireless Corporation in the principal amount of $400,000. The purchase price for the convertible promissory note was $400,000.

Additional information about these transactions is included in the attached press release issued by P-Com on March 31, 2003.

ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibits.

10.1 Securities Purchase Agreement, dated March 26, 2003, by and among P-Com, Inc., DMG Legacy Fund LLC, DMG Legacy Institutional Fund LLC and DMG Legacy International Ltd.

10.2 Registration Rights Agreement, dated March 26, 2003, by and among P-Com, Inc., DMG Legacy Fund LLC, DMG Legacy Institutional Fund LLC and DMG Legacy International Ltd.

10.3 Security Agreement, dated March 26, 2003, between P-Com, Inc. and DMG Legacy Institutional Fund LLC, as collateral agent for DMG Legacy Fund LLC, DMG Legacy Institutional Fund LLC and DMG Legacy International Ltd.

10.4   Form of Convertible Secured Promissory Note

10.5   Form of Series A Warrant

10.6   Form of Series A-1 Warrant

10.7   Form of Series B Warrant

10.8   Form of Series B-1 Warrant

10.9 Note Purchase Agreement, dated March 26, 2003, between P-Com, Inc. and Speedcom Wireless Corporation.

10.10 Convertible Promissory Note, dated March 26, 2003, issued by Speedcom Wireless Corporation to P-Com Inc.

99.1   Press release dated March 31, 2003

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   P-COM, INC.
                                   (Registrant)

Date:  March 31, 2003              By:      /s/ George P. Roberts
                                             --------------------------
                                   Name:     George P. Roberts
                                   Title:    Chief Executive Officer